RAIT CMBS CONDUIT II, LLC
c/o RAIT Financial Trust
2929 Arch Street, 17th Floor
Philadelphia, PA 19104
215.243.9000
November 28, 2012

VIA EMAIL AND OVERNIGHT MAIL

Barclays Bank PLC
745 7th Avenue
New York, New York 10019
Attention: Francis X. Gilhool, Jr.

Re: Master Repurchase Agreement, dated as of November 23, 2011 by and between Barclays Bank PLC (“Purchaser”) and RAIT CMBS Conduit II, LLC (“Seller”) (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”)

Dear Mr. Gilhool:

Reference is hereby made to the Master Repurchase Agreement. Capitalized terms used in this letter will have the meaning assigned to such terms in the Master Repurchase Agreement.

This letter shall constitute formal written notice from Seller, pursuant to Article 3(m) of the Master Repurchase Agreement, of Seller’s desire to extend the Termination Date for a period of three hundred sixty-four (364) days.

As required under Article 3(m)(ii), (1) Seller wired to Purchaser earlier today the Extension Fee; and (2) Seller hereby certifies to Purchaser that: (i) no Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by Seller and Guarantor in the Transactions Documents (except to the extent disclosed in a Requested Exceptions Report) are true, correct, complete and accurate in all material respects.

We appreciate your willingness to extend the credit facility for an additional three hundred sixty-four (364) days and look forward to continuing our relationship with you.

If you have any questions, please do not hesitate to contact us.

Very truly yours,

RAIT CMBS CONDUIT II, LLC, a Delaware limited liability company

By: RAIT FUNDING, LLC, a Delaware limited liability company, its sole member and manager

By: TABERNA REALTY FINANCE TRUST, a Maryland real estate investment trust, its sole member

By: /s/ Kenneth R. Frappier

Name: Kenneth R. Frappier Title: Executive Vice President

cc:	VIA EMAIL AND OVERNIGHT MAIL
Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 Attention: David W. Forti E: david.forti@dechert.com